ESCROW AGREEMENT dated as of May 9, 2000,
                              among BERRY PLASTICS CORPORATION, a Delaware corporation (the "PARENT"), POLY-SEAL CORPORATION, a Delaware corporation (the "COMPANY"), MICHAEL C. LARNED AND MICHAEL D. DE MILT (the "SHAREHOLDER PARTY REPRESENTATIVES"), the trusts and individuals identified in the signature pages hereto as shareholder parties (the "SHAREHOLDER PARTIES") and OLD NATIONAL TRUST COMPANY (the "ESCROW AGENT").

          This Escrow Agreement is being executed in accordance with Section
1.10 of the Agreement and Plan of Merger dated as of May 5, 2000 (the "MERGER AGREEMENT"), among the Parent, the Company, Berry Plastics Acquisition Corporation and the Shareholder Parties. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement.

          In consideration of the mutual covenants contained herein and in the Merger Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. APPOINTMENT OF ESCROW AGENT. The Escrow Agent is hereby appointed to act as escrow agent hereunder, and the Escrow Agent agrees to act as such.

     Section 2.   ESCROW FUND AND ESCROW ACCOUNT.

          (a). On the date hereof, the Parent is delivering to the Escrow Agent by wire transfer of immediately available funds the following sums: $1,200,000 (the "ESCROW HOLDBACK AMOUNT"), $50,421,017.70 (the "SHAREHOLDER PAYMENTS ESCROW AMOUNT"), $544,523.43 (the "ESTIMATED ADJUSTMENT AMOUNT"), $200,000 (the "Escrow Expense Amount"), and $0.00 (the "Escrow Tax Amount"), and the Escrow Agent is accepting such sums for deposit in escrow pursuant to the provisions of this Escrow Agreement. The Escrow Holdback Amount (and additions thereto pursuant to Section 2(c)), the Shareholder Payments Escrow Amount, the Estimated Adjustment Amount, the Escrow Expense Amount and the Escrow Tax Amount (and additions thereto pursuant to Section 2(d)) and interest earned thereon or proceeds derived therefrom, if any, are referred to herein as the "ESCROW HOLDBACK FUND," the "SHAREHOLDER PAYMENTS ESCROW FUND", the "ESTIMATED ADJUSTMENT FUND", the "ESCROW EXPENSE FUND" and the "ESCROW TAX FUND,"respectively, and are collectively referred to herein as the "ESCROW FUNDS".

          (b). The Escrow Agent shall establish segregated accounts (the "ESCROW HOLDBACK ACCOUNT," the "SHAREHOLDER PAYMENTS ESCROW ACCOUNT," the "ESTIMATED ADJUSTMENT AMOUNT ACCOUNT," the "ESCROW EXPENSE ACCOUNT" and, upon receipt of any funds pursuant to Section 2(d) for deposit into the Escrow Tax Fund, the "ESCROW TAX ACCOUNT"), at its office located at its address set forth in
Section 10 hereof in which to hold the Escrow Funds and any securities in which the Escrow Funds may, from time to time, be invested. The Escrow Agent shall keep appropriate records to reflect the current value from time to time of each Escrow Fund, including appropriate adjustments for disbursements and income earned or losses incurred in respect thereof.

         (c). Pursuant to Section 1.8(f) of the Merger Agreement, the Shareholders may, from time to time, deliver additional funds to the Escrow Agent as additions to the Escrow Holdback Amount and for deposit into the Escrow Holdback Account pursuant to the provisions of this Escrow Agreement. The Escrow Agent shall accept such funds pursuant to the provisions of this Escrow Agreement.

         (d). Pursuant to Section 4.11 of the Merger Agreement, the Company may, from time to time, deliver additional funds to the Escrow Agent for deposit into the Escrow Tax Account. The Escrow Agent shall accept such funds pursuant to the provisions of this Escrow Agreement.

     Section 3.  INVESTMENTS.

          (a). The Escrow Agent will invest the Escrow Funds in such Permitted Investments (as hereinafter defined) as directed by the Shareholder Party Representatives from time to time pursuant to written instructions signed by the Shareholder Party Representatives and referencing the desired Permitted Investments and the maturity date thereof. As used in this Escrow Agreement, "PERMITTED INVESTMENTS" means any of the following:

               i) direct obligations of, or obligations fully guaranteed by, the United States of America or any agency thereof;

              ii) bonds, debentures, notes or other evidence of indebtedness issued by any of the following agencies: Federal Farm Credit System; Federal Home Loan Bank System; Export-Import Bank of the United States; Federal National Mortgage Association; Government National Mortgage Association; Federal Financing Bank; or any agency or instrumentality of the Federal government which shall be established for the purpose of acquiring the obligations of any of the foregoing or otherwise providing financing therefor;

              iii) direct and general obligations of, or obligations unconditionally guaranteed by, any state of the United States or political subdivision of such state, but only if (A) such obligations or guarantees are entitled to the full faith and credit of such state or political subdivision of such state, respectively, and such obligations provide that the state or political subdivision has the obligation to repay, in full and on a timely basis, such obligations, and (B) at the time of their purchase under this Escrow Agreement, such obligations are rated in any of the two highest rating categories by a nationally recognized bond rating service;

               iv) certificates of deposit, whether negotiable or non-negotiable, of any bank, trust company or national banking association, provided that such certificates of deposit shall be (A) issued by a bank, trust company or national banking association having capital stock and surplus of more than $500,000,000, (B) fully insured by the Federal Deposit Insurance Corporation or (C) fully and continuously secured by direct obligations of, or obligations unconditionally guaranteed by, the United States of

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

     America, which (1) shall have a market value (exclusive of accrued interest) at all times at least equal to the principal amount of such certificates of deposit, (2) shall be lodged with the Escrow Agent (or any correspondent bank or trust company designated by the Escrow Agent), as custodian, by the bank, trust company or national banking association issuing such certificate of deposit, and (3) the bank, trust company or national banking association issuing each certificate of deposit required to be so secured shall furnish the Escrow Agent with an undertaking satisfactory to it that the aggregate market value of such obligations securing each such certificate of deposit will at all times be an amount equal to the principal amount of each such certificate of deposit (and the Escrow Agent shall be entitled to rely on each such undertaking);

               v) a readily redeemable interest bearing "money market account" sponsored by a bank described in clause (iv)(A) above and having on the date of such investment total assets of at least $1,000,000,000; any repurchase agreement with any bank or trust company organized under the laws of any state of the United States or any national banking association or any government securities dealer which is listed as reporting to the market statistics division of the Federal Reserve Bank of New York secured by any one or more of the securities described in clauses (i) or (ii) above;

               vi) readily marketable commercial paper of corporations doing business in and incorporated under the laws of the United States of America or any state thereof or of any corporation that is the holding company for a bank described in clause (iv)(A) above given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by Standard & Poor's Corporation, in each case due within 90 days after the date of the making of the investment; and

              vii) a readily redeemable "money market mutual fund" sponsored by a bank described in clause (iv) (A) above, or a registered broker or dealer described in clause (vi) above, that has and maintains an investment policy limiting its investments primarily to instruments of the types described in clauses (i) through (vii) above and having on the date of such investment total assets of at least $1,000,000,000.

          (b). Maturities or unexpired terms of maturities of instruments in which the Escrow Fund is invested shall not exceed 90 days. The Escrow Agent is authorized to sell such investments as may be required to make any payment under this Escrow Agreement, and the Escrow Agent shall not be liable for any loss due to early redemption. In the event that no such written instructions are given by the Parent and the Shareholder Party Representatives as to any uninvested portion of the Escrow Funds, such portion shall be invested by the Escrow Agent in commercial paper for a 30-day period given on the date of such investment a credit rating of at least P-1 by Moody's Investors Service, Inc. or A-1 by the Standard & Poor's Corporation; PROVIDED, HOWEVER, that if such period is not available, such portion shall be invested for the closest period of shorter duration.

     Section 4.   RIGHTS TO ESCROW FUNDS.

          (a). The Escrow Funds shall be for the exclusive benefit of the Buyer Group and/or the Shareholders, as the case may be, and their respective successors, assigns, heirs,

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
administrators and estates, and no other person or entity shall have any right, title or interest therein. Any claim of any person to the Escrow Funds, or any part thereof, shall be subject and subordinate to the prior right thereto of the Buyer Group and/or the Shareholders, as the case may be.

         (b). It is the intent of the Buyer Group and the Shareholders that each of their respective interests in the Escrow Funds is merely a contingent right to payment from the Escrow Funds, and that neither a voluntary or involuntary case under any applicable bankruptcy, insolvency or similar law nor the appointment of a receiver, trustee, custodian or similar official in respect of any member of the Buyer Group or any Shareholder (any of which is referred to herein as a "BANKRUPTCY EVENT") shall increase its respective interest in the Escrow Funds or affect, modify, convert or otherwise change the contingent nature of its respective right to payment from the Escrow Funds in accordance with the terms of this Escrow Agreement. Accordingly, in order to assure the foregoing result even if it is determined by a court of competent jurisdiction (whether or not in connection with a Bankruptcy Event) that the Parent or any Shareholder has an interest in any of the Escrow Funds that is greater than a contingent right of payment from the Escrow Fund payable in accordance with the provisions hereof, the parties agree as follows:

               (i) The Parent and the Company hereby grant (effective as of the date hereof) to the Shareholders a first priority security interest in, and hereby pledges and assigns to the Shareholders, all of its right, title and interest in each Escrow Fund to secure the Shareholders' rights and the obligations of the Parent and the Company hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Shareholders in respect of the Shareholders' security interest in the rights of the Parent and the Company to the Escrow Funds. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Shareholders for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by the Shareholders to further perfect or maintain the security interest created by the Parent and the Company hereunder in the Escrow Funds. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Funds pursuant to the terms of this Escrow Agreement; and

               (ii) Each Shareholder hereby grants (effective as of the date hereof) to the Parent and the Company a first priority security interest in, and hereby pledges and assigns to the Parent and the Company, all of his respective right, title and interest in each Escrow Fund to secure the rights and such Shareholder's obligations hereunder. The Escrow Agent hereby agrees to act as bailee and possessory agent on behalf of the Parent and the Company in respect of the security interest of the Parent and the Company in the Shareholders' rights to the Escrow Funds. The Escrow Agent shall, upon receipt of indemnification satisfactory to it from the Parent and the Company for its fees and expenses incurred in connection with taking such actions, take all actions as may be reasonably requested in writing of it by the Parent and the Company to further perfect or maintain the security interest created by each Shareholder hereunder in the Escrow Funds. Such security interest shall automatically be released with respect to any funds properly distributed from the Escrow Fund pursuant to the terms of this Escrow Agreement.

          (c). The parties hereto agree and acknowledge that the establishment and maintenance of the Escrow Funds hereunder is intended to constitute possession of the Escrow Funds for the purposes of perfecting the security interests therein created by this Section 4.

     Section 5.   SURRENDER OF CERTIFICATES; PAYMENTS FOR SURRENDERED
                      CERTIFICATES FROM THE SHAREHOLDER PAYMENTS ESCROW ACCOUNT

         (a). The Escrow Agent agrees to accept certificates representing shares of Outstanding Company Common Stock (the "SHARES") surrendered to the Escrow Agent and to make payments for such surrendered Shares in accordance with the provisions of this Section 5.

          (b). On or promptly after the date hereof, it is intended that the Company will mail to each Shareholder who is not a Shareholder Party a notice of merger and appraisal rights which will include, among other things, a Letter of Transmittal (in the form attached hereto as EXHIBIT A, instructing such Shareholders to complete and return the Letter of Transmittal to the Escrow Agent. EXHIBIT B hereto sets forth a list of all Shareholders (including the Shareholder Parties), showing the number of Shares held by each such Shareholder, the Applicable Percentage of each such Shareholder and the certificates (giving certificate numbers) representing such Shares.

          (c). The Escrow Agent agrees to examine the Letters of Transmittal, certificates representing Shares and other documents delivered or mailed to the Escrow Agent by or for Shareholders, in order to ascertain, to the extent reasonably determinable by the Escrow Agent, whether:

               (i) The Letters of Transmittal appear to be duly executed and properly completed in accordance with the instructions set forth therein;

               (ii) the certificates for the Shares appear to be properly surrendered;

              (iii) the other documents, if any, used in connection with the surrender of the Shares appear to be duly executed and properly completed and in the proper form; and

               (iv) the certificates for Shares are free of restrictions on transfer or stop orders.

          (d). In the event that the Escrow Agent ascertains that any Letter of Transmittal or other document has been improperly completed or executed, that any of the certificates for Shares are not in proper form or some other irregularity exits, the Escrow Agent shall attempt to resolve promptly the irregularity and may use its best efforts to contact the appropriate Shareholder by whatever means of communication it deems most expedient in order to correct the irregularity. If the Escrow Agent is unable to correct such irregularity, it shall contact the Company for further instructions.

          (e). As soon as practicable after surrender to the Escrow Agent of all certificates for Shares registered to a particular Shareholder of record (and only after surrender of all such certificates) and the return of a properly completed and signed Letter of Transmittal relating thereto, the Escrow Agent shall pay from the Shareholder Payments Escrow Account, to such

Shareholder, in the manner provided in Section 10, such Shareholder's Applicable Percentage of the Shareholder Payments Escrow Amount, together with such Shareholder(s)Applicable Percentage of the interest accrued thereon and proceeds derived in the Shareholder Payments Escrow Account on such amount from the Closing Date to the date of such payment.

          (f). The Escrow Agent shall arrange to comply with all requirements under the Tax laws of the United States, including those relating to missing Tax Identification Numbers, and shall file any appropriate reports with the Internal Revenue 6Service (including without limitation, Forms 1099 and 1099B). The Escrow Agent may be required to deduct 31% from cash paid to holders who have not supplied their correct Taxpayer Identification Number or required certification. Such funds will be turned over to the IRS by the Escrow Agent.

          (g). Letters of Transmittal and telegrams, facsimile transmissions and other materials submitted to the Escrow Agent shall be preserved by the Escrow Agent until delivered to or otherwise disposed of in accordance with the instructions of the Company at or prior to the termination hereof.

          (h). The Escrow Agent will keep and maintain complete and accurate ledgers showing all shares surrendered and payments made therefor, and will make such ledgers available to the Parent, the Company and the Shareholder Party Representatives upon request.

          (i). All certificates for Shares surrendered to the Escrow Agent shall be retained by the Escrow Agent and following payment therefor shall be forwarded to the Company, or elsewhere as directed by the Company.

          (j). Upon receipt of New York State Stock Transfer Tax stamps from the Company, the Escrow Agent shall affix such stamps to certificates for shares surrendered in accordance with the instructions of the Company.

     Section 6. CLAIMS; PAYMENTS FROM THE ESCROW HOLDBACK ACCOUNT AND THE ESTIMATED ADJUSTMENT AMOUNT ACCOUNT.

          (a) (i)In the event any member of the Buyer Group asserts a claim for indemnification or satisfaction of Adjustment Amounts under the Merger Agreement, the Parent shall execute and deliver to the Escrow Agent and the Shareholder Party Representatives a written notice to such effect (a "PURCHASER CLAIM NOTICE"; and the claim being asserted in a Purchaser Claim Notice being hereinafter referred to as a "PURCHASER CLAIM") setting forth the nature and details of such Purchaser Claim and the amount thereof (or if not ascertainable, a reasonable maximum amount thereof), describing in reasonable detail the basis of the Shareholder Parties' liability therefor under the Merger Agreement, and instructing the Escrow Agent to deliver, not sooner than 15 days from receipt of the Purchaser Claim Notice, the portion of the Escrow Holdback Fund specified in the Purchaser Claim Notice and in the aggregate equal to the amount of the Purchaser Claim (or, if the amount of the Purchaser Claim to be satisfied from the Escrow Holdback Fund shall be greater than the balance of such Fund, such remaining balance or balances, as the case may be) to the Parent or such other member of the Buyer Group as the Parent may direct in the Purchaser Claim Notice.

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
             (ii) The Shareholder Party Representatives may object to any Purchaser Claim Notice by delivering to the Parent and the Escrow Agent, within 14 days after receipt of the Purchaser Claim Notice, a written notice (a "SHAREHOLDER PARTY OBJECTION NOTICE") stating that all or a portion of the amount specified in such Purchaser Claim Notice should not be released to the Parent or such other member of the Buyer Group. The Parent shall deliver to the Shareholder Party Representatives a copy of each Purchaser Claim Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Shareholder Party Representatives promptly after receipt (provided that the failure of the Escrow Agent to make such delivery to the Shareholder Party Representatives shall not affect the obligation of the Escrow Agent to release funds pursuant to Section 7(a)(ii) below). The Shareholder Party Representatives shall deliver to the Parent a copy of each Shareholder Party Objection Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Parent promptly after receipt from the Shareholder Party Representatives.

          (b) (i)In the event that either of the Shareholder Party Representatives asserts a claim for Shareholder Adjustment Amounts under the Merger Agreement, such person shall execute and deliver to the Escrow Agent and the Parent a written notice to such effect (a "SHAREHOLDER PARTY REPRESENTATIVE CLAIM NOTICE"; and the claim being asserted in a Shareholder Party Representative Claim Notice being hereinafter referred to as a "SHAREHOLDER PARTY REPRESENTATIVE CLAIM") setting forth in reasonable detail the nature and details of such Shareholder Party Representative Claim and the amount thereof (or if not ascertainable, a reasonable maximum amount thereof) and instructing the Escrow Agent to deliver, not sooner than 15 days from receipt of the Shareholder Party Representative Claim Notice, that portion of the Estimated Adjustment Fund as shall equal the amount of the Shareholder Party Representative Claim (or, if the amount of the Claim shall be greater than the Estimated Adjustment Fund the balance of the Estimated Adjustment Fund) to the Shareholders, in accordance with their respective Applicable Percentages in the manner provided in Section 10; PROVIDED, HOWEVER, that no amount shall be so released to any Shareholder that has not surrendered all certificates for Shares registered in the name of such Shareholder as contemplated in Section 5 (each a "NONRESPONDING SHAREHOLDER") unless and until such Shareholder has effected such surrender.

             (ii) The Parent may object to any Shareholder Party Representative Claim Notice by delivering to the Shareholder Party Representatives and the Escrow Agent, within 14 days after receipt of the Shareholder Party Representative Claim Notice, a written notice (a "PARENT OBJECTION NOTICE") stating that all or a portion of the amount specified in such Shareholder Party Representative Claim Notice should not be released to the Shareholder Party Representatives. The Shareholder Party Representatives shall deliver to the Parent a copy of each Shareholder Party Representative Claim Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Parent promptly after receipt (provided that the failure of the Escrow Agent to make such delivery to the Parent shall not affect the obligation of the Escrow Agent to release funds pursuant to Section 7(a)(iii) below). The Parent shall deliver to the Shareholder Party Representatives a copy of each Parent Objection Notice on or prior to the date of the delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy thereof to the Shareholder Party Representatives promptly after receipt from the Parent.

     Section 7.   PAYMENTS FROM ESCROW EXPENSE FUND.

          From time to time until the date that is sixteen months following the date hereof, the Shareholder Party Representatives may deliver to the Escrow Agent requests for funds from the Escrow Expense Account to pay, or reimburse the Shareholder Party Representatives for, (i) expenses, fees, costs and other amounts paid or incurred by the Shareholder Party Representatives in connection with the performance of any of their duties and responsibilities under, or the taking of any action which they are required or permitted to take pursuant to, the Merger Agreement or this Escrow Agreement (including, but without limitation, the retention of independent accountants in connection with the finalization for the Closing Date Balance Sheet and the Statement) and (ii) fees to the Shareholder Party Representatives not to exceed $1,000 per month per Shareholder Party Representative. The Escrow Agent shall be fully entitled to rely on any such request and shall not be required to verify or otherwise determine the accuracy thereof or the reasonableness of any amount requested therein. Promptly (and, in any event within three (3) Business Days) after receipt of any such request, the Escrow Agent shall release to the Shareholder Party Representatives, by wire transfer of immediately available funds to such account as the Shareholder Party Representatives designate in such request, the amount so requested.

     Section 8.   PAYMENTS FROM ESCROW TAX FUND.

          Promptly (and, in any event within three (3) Business Days) after receipt of any funds for deposit in the Escrow Tax Account as contemplated in
Section 2(d), the Escrow Agent shall release to the Shareholders, in accordance with their respective Applicable Percentages in the manner provided in Section 10, the entire balance of the Escrow Tax Fund; PROVIDED, HOWEVER, that no amount shall be so released to any Nonresponding Shareholder unless and until such Shareholder has surrendered all certificates for Shares registered in the name of such Shareholder as contemplated in Section 5.

     Section 9.   RELEASE OF ESCROW FUNDS.

          (a) The Escrow Agent shall release the Escrow Funds as follows:

               (i) Promptly upon receipt of joint written instructions, substantially in the form of EXHIBIT C hereto, signed by the Parent (or such other member of the Buyer Group) and the Shareholder Party Representatives ("JOINT INSTRUCTIONS"), in accordance with, from such Escrow Fund and to the persons set forth in such Joint Instructions.

               (ii) On the 15th day following the receipt of any Purchaser Claim Notice which is received by the Escrow Agent and which is not the subject of a Shareholder Party Objection Notice, the Escrow Agent shall release to the Parent (or such other member of the Buyer Group) such portion of the Escrow Holdback Fund as is claimed in such Purchaser Claim Notice.

               (iii) On the 15th day following the receipt of any Shareholder Party Representative Claim Notice which is received by the Escrow Agent and which is not the subject of a Parent Objection Notice, the Escrow Agent shall release to the Shareholders, in accordance with their respective Applicable Percentages in the manner provided in

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
     Section 10, the portion of the Estimated Adjustment Fund as is claimed in such Shareholder Party Representative Claim Notice; PROVIDED, HOWEVER, that no amount shall be so released to any Nonresponding Shareholder unless and until such Shareholder has surrendered all certificates for Shares registered in the name of such Shareholder as contemplated in Section 5.

               (iv) On the date which is sixteen months following the date hereof, the Escrow Agent shall release to the Shareholders, in accordance with their respective Applicable Percentages in the manner provided in
     Section 10, the balance of the Escrow Holdback Fund, if any; PROVIDED, HOWEVER, that no amount shall be so released to any Nonresponding Shareholder unless and until such Shareholder has surrendered all certificates for Shares registered in the name of such Shareholder as contemplated in Section 5.

               (v) On the first anniversary of the date hereof, the Escrow Agent shall release to the Company, Parent or other member of the Buyer Group the balance of the Shareholder Payments Escrow Amounts, if any; PROVIDED, HOWEVER, that, subject to any applicable statute of limitations and/or escheat laws, no such release of funds shall relieve the Company of any obligations to deliver such amounts to the Shareholders entitled thereto pursuant to the terms of the Merger Agreement.

               (vi) Amounts shall be released from the Escrow Expense Fund from time to time prior to the date that is sixteen months following the date hereof, as requested by the Shareholder Party Representatives, in accordance with Section 7. On the date that is sixteen months following the date hereof, the Escrow Agent shall release to the Shareholders, in accordance with their respective Applicable Percentages in the manner provided in Section 10, the balance of the Escrow Expense Fund, if any; PROVIDED, HOWEVER, that no amount shall be so released to any Nonresponding Shareholder unless and until such Shareholder has surrendered all certificates for Shares registered in the name of such Shareholder as contemplated in Section 5.

              (vii) Amounts shall be released from the Escrow Tax Fund from time to time in accordance with Section 8.

          (b). In the event that the Escrow Agent receives a Shareholder Party Representative Objection Notice from the Shareholder Party Representatives, that portion of the Escrow Holdback Fund that is in dispute as reflected in such Shareholder Party Representative Objection Notice shall be held by the Escrow Agent until the occurrence of one of the following events:

               (i) Receipt by the Escrow Agent of Joint Instructions instructing the Escrow Agent to release the disputed portion of the Escrow Holdback Fund to such party or parties and in such amount or amounts as is specified in such Joint Instructions; or

               (ii) Receipt by the Escrow Agent of a written notice (a "CERTIFIED JUDGMENT NOTICE"), substantially in the form of EXHIBIT D hereto, from the Parent (or such other member of the Buyer Group) or the Shareholder Party Representatives

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
     certifying that a final, nonappealable court judgment or settlement with respect to the claim covered by the Purchaser Claim Notice is attached to such Certified Judgment Notice, in which case the Escrow Agent shall distribute the disputed portion of the Escrow Holdback Fund in accordance with such judgment on the 30th day following the receipt of any Certified Judgment Notice, unless prior to such date the Escrow Agent receives a written notice (an "APPEAL NOTICE"), substantially in the form of EXHIBIT
     E hereto, from the party not submitting such Certified Judgment Notice, stating that the judgment has or can and will be appealed. A party delivering a Certified Judgment Notice or an Appeal Notice shall deliver to the other party hereto a copy thereof on or prior to the date of delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy of each Certified Judgment Notice or Appeal Notice to the party which did not deliver the same promptly after the Escrow Agent's receipt thereof (provided that the failure of the Escrow Agent to make such delivery shall not affect the obligation of the Escrow Agent to release funds pursuant to this Section 9(b)). If the judgment is appealed, no release of the disputed portion of the Escrow Holdback Fund, will be made until delivery of a subsequent Certified Judgment Notice to the Escrow Agent, which notice is not the subject of subsequent Appeal Notice delivered in accordance with this Section 9(b)(ii).

          (c). In the event that the Escrow Agent receives a Parent Objection Notice or a Shareholder Party Representative Objection Notice, that portion of the Estimated Adjustment Fund that is in dispute as reflected in such Parent Objection Notice or such Shareholder Party Representative Objection Notice shall be held by the Escrow Agent until the occurrence of one of the following events:

               (i) Receipt by the Escrow Agent of Joint Instructions instructing the Escrow Agent to release the disputed portion of the Estimated Adjustment Fund to such party or parties and in such amount or amounts as is specified in such Joint Instructions; or

               (ii) Receipt by the Escrow Agent of a Certified Judgment Notice, substantially in the form of EXHIBIT D hereto, from the Parent or the Shareholder Party Representatives certifying that a final, nonappealable court judgment or settlement with respect to the claim covered by the Purchaser Claim Notice or the Shareholder Party Representative Claim Notice is attached to such Certified Judgment Notice, in which case the Escrow Agent shall distribute the disputed portion of the Estimated Adjustment Fund, in accordance with such judgment on the 30th day following the receipt of any Certified Judgment Notice, unless prior to such date the Escrow Agent receives an Appeal Notice, substantially in the form of EXHIBIT E hereto, from the party not submitting such Certified Judgment Notice, stating that the judgment has or can and will be appealed. A party delivering a Certified Judgment Notice or an Appeal Notice shall deliver to the other party hereto a copy thereof on or prior to the date of delivery thereof to the Escrow Agent, and the Escrow Agent shall also deliver a copy of each Certified Judgment Notice or Appeal Notice to the party which did not deliver the same promptly after the Escrow Agent's receipt thereof (provided that the failure of the Escrow Agent to make such delivery shall not affect the obligation of the Escrow Agent to release funds pursuant to this Section 9(c)). If the judgment is appealed, no release of the disputed portion of the

     Estimated Adjustment Fund, will be made until delivery of a subsequent Certified Judgment Notice to the Escrow Agent, which notice is not the subject of subsequent Appeal Notice delivered in accordance with this
     Section 9(c)(ii).

     Section 10.   MANNER OF MAKING PAYMENTS TO SHAREHOLDERS.

          Unless otherwise directed in writing by the Shareholder Party Representatives, the Escrow Agent shall release or pay any amount to be released or paid to Shareholders pursuant to this Agreement: (i) in the case of the shareholders listed on Exhibit F, by wire transfer of immediately available funds to the account of such Shareholder set forth in Exhibit F, or as otherwise designated in writing from time to time by such Shareholder to the Escrow Agent, and (ii) in the case of each other Shareholder, by bank check drawn on Old National Bank personally delivered to such Shareholder or mailed to the address of such Shareholder as set forth in the Letter of Transmittal submitted by such Shareholder as contemplated in Section 5.

     Section 11.   TERMINATION.

          This Escrow Agreement shall terminate upon the payment by the Escrow Agent of all of the Escrow Funds in accordance with this Escrow Agreement. Notwithstanding any termination of this Escrow Agreement, the provisions of
Section 12(c) and any outstanding amounts due under 12(d) hereof shall survive such termination and remain in full force and effect.

     Section 12.   ESCROW AGENT.

          (a). OBLIGATIONS.

               (i) The sole obligations of the Escrow Agent are those specifically provided in this Escrow Agreement and the Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of any agreement between the parties hereto. The duties of the Escrow Agent are purely ministerial in nature and it shall not incur any liability whatsoever, except for willful misconduct or gross negligence.

               (ii) The Escrow Agent shall not have any responsibility for the genuineness or validity of any document or other item deposited with it or of any signature thereon reasonably believed by it to be signed by the proper parties and shall not have any liability for acting in accordance with any written instructions or certificates given to it hereunder and reasonably believed by it to be signed by the proper parties.

          (b). RESIGNATION AND REMOVAL. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving at least 30 days notice of such resignation to the Parent and the Shareholder Party Representatives, specifying a date upon which such resignation shall take effect; PROVIDED, HOWEVER, that the resigning Escrow Agent shall continue to serve as escrow agent until its successor accepts the Escrow Funds and assumes all responsibilities as escrow agent hereunder. Upon receipt of such notice, a successor escrow agent shall be jointly appointed by the Parent and the Shareholder Party Representatives, such successor escrow agent to become the Escrow Agent hereunder on the resignation date specified in such notice. If an instrument of acceptance by a successor escrow agent shall not have been delivered to the resigning Escrow Agent within 40 days after the giving of such notice of resignation, the resigning Escrow Agent may tender onto the registry or custody of any court of competent jurisdiction any part or all of the Escrow Funds and thereafter be relieved of its duties and obligations hereunder. The Parent and the Shareholder Party Representatives may at any time substitute a new Escrow Agent by giving 30 days written notice thereof to the existing Escrow Agent and paying all fees and expenses of such Escrow Agent incurred to the date of the substitution.

          (c). INDEMNIFICATION. The Shareholder Parties shall hold the Escrow Agent harmless from, and shall jointly and severally indemnify the Escrow Agent against, any loss, liability, expense (including attorney's fees and expenses), claim or demand (a "LOSS") arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are attributable to any act or omission of the Shareholder Parties or the Shareholder Party Representatives, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent and PROVIDED, THAT, the maximum liability of each of Pieter V.C. Litchfield, Michael C. Larned, Michael D. de Milt, William J. Herdrich and Robert C. Weilminster for any Loss shall not exceed such individual's Applicable Percentage of the total amount of such Loss for which indemnification is to be provided by the Shareholder Parties. The Parent shall hold the Escrow Agent harmless from, and indemnify the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are attributable to any act or omission of the Parent, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent. The Parent and the Shareholder Parties shall hold the Escrow Agent harmless from, and indemnify (with one-half to be borne by the Parent and one-half to be borne by the Shareholder Parties) the Escrow Agent against, any Loss arising out of or in connection with the performance of its obligations in accordance with the provisions of this Escrow Agreement and which are not attributable to any act or omission of the Parent, the Shareholder Parties or the Shareholder Party Representatives, except for any of the foregoing arising out of the gross negligence or willful misconduct of the Escrow Agent and PROVIDED, THAT, the maximum liability of each of Pieter V.C. Litchfield, Michael C. Larned, Michael
D. de Milt, William J. Herdrich and Robert C. Weilminster for any Loss shall not exceed such individual's Applicable Percentage of the total amount of such Loss for which indemnification is to be provided by the Shareholder Parties. The foregoing indemnities in this paragraph shall survive the resignation or substitution of the Escrow Agent or the termination of this Escrow Agreement.

          (d). FEES AND EXPENSES OF ESCROW AGENT. For its services hereunder, the Escrow Agent shall be entitled to a one-time fee of $2,500 payable within ten (10) Business Days of receipt by the Parent and the Shareholder Party Representatives of an invoice therefor. No increase in the rate of any fee charged by the Escrow Agent shall be valid hereunder unless previously approved in writing by the Parent and the Shareholder Party Representatives of an invoice therefor. Such fees shall be paid one-half by the Parent and one-half by the Shareholder Party Representatives on behalf of the Shareholder Parties. In addition, the Escrow Agent shall be reimbursed for all reasonable out-of-pocket expenses, disbursements and advances (including, but not limited to postage, courier, overnight mail insurance, money wire transfer, long distance telephone charges, facsimile, stationery and travel expenses), and including reasonable attorneys' fees and reasonable accounting fees, incurred by the Escrow Agent not in the ordinary course of business. The amount of such reimbursement shall be paid one half by the Parent and one half by the Shareholder Party Representatives on behalf of the Shareholder Parties. These fees described in this paragraph (d) do not include extraordinary services which will be priced according to time and scope of duties and shall be previously approved in writing by the Parent and the Shareholder Party Representatives. The fees described in this paragraph (d) shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

     Section 13.   SHAREHOLDER PARTY REPRESENTATIVES.

          Following the signing of this Escrow Agreement, the Shareholder Party Representatives, acting individually or jointly, shall be authorized to receive any and all payments, assignments, instruments and other deliveries to be made or delivered to the Principal Shareholders pursuant to this Escrow Agreement and to act for and on behalf of each Principal Shareholder with respect to this Escrow Agreement, including, without limitation, in all instances where the Principal Shareholders or any of them are required or permitted to give any approval or consent or to take any other action under this Escrow Agreement. The Parent, Company and the Escrow Agent shall not be responsible for the proper application by the Shareholder Party Representatives of any payment, assignment, instrument or other delivery made to the Shareholder Party Representatives for the benefit of any of the Principal Shareholders or for the Shareholder Party Representatives' compliance with the terms and provisions of this Escrow Agreement and shall be entitled to rely conclusively upon the actions of the Shareholder Party Representatives as actions for and on behalf of the Principal Shareholders with respect to this Escrow Agreement. Notwithstanding anything to the contrary contained herein, neither of the Shareholder Party Representatives shall be required to take, or liable for failing to take, any action not expressly required to be taken by the Shareholder Party Representatives pursuant to the terms of this Escrow Agreement and in no event shall either of the Shareholder Party Representatives be personally responsible or liable for any obligation or liability hereunder of any Shareholder or other party hereto or for the proper application by any Principal Shareholder or any other person of any payment, assignment, instrument or other delivery made by either of the Shareholder Party Representatives to such Principal Shareholder or other person. Wherever in this Escrow Agreement the Shareholder Party Representatives are authorized or permitted to take any action, such action may be taken by either or both of them and the act of either of them shall be deemed to be the act of both, and the Parent, Company and Escrow Agent shall be entitled to rely upon any such action accordingly.

     Section 14.   DISPUTES.

          If any dispute should arise with respect to the payment or ownership or right of possession of the Escrow Funds, the Escrow Agent is authorized and directed to retain in its possession, without liability to anyone, all or any part of the Escrow Funds until such dispute shall have been settled either by mutual agreement of the parties concerned (including the Parent and the Shareholder Party Representatives) or by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken) in a proceeding to which the Parent (or such other member of the Buyer Group) and the Shareholder Party Representatives are parties, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

     Section 15.   NOTICES.

          All notices and other communications required hereunder or in connection herewith shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier, by telecopy, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

          IF TO THE PARENT AND/OR COMPANY, TO:

               BERRY PLASTICS CORPORATION
               101 OAKLEY STREET
               EVANSVILLE, INDIANA  47710
               ATTENTION: JAMES M. KRATOCHVIL
               TELEPHONE: (812) 421-9604
               FACSIMILE:  (812) 424-2904;

          WITH A COPY TO:

               O'SULLIVAN GRAEV & KARABELL, LLP
               30 ROCKEFELLER PLAZA, 41ST FLOOR
               NEW YORK, NEW YORK  10112
               ATTENTION:  MICHAEL J. O'BRIEN, ESQ.
               FACSIMILE:  (212) 408-2420
               TELEPHONE: (212) 408-2400;

          IF TO THE SHAREHOLDER PARTY REPRESENTATIVES OR THE SHAREHOLDER PARTIES, TO:

               MICHAEL C. LARNED
               178 FARMS ROAD
               STAMFORD, CONNECTICUT  06903
               FACSIMILE:  (203) 986-1522;


               MICHAEL D. DE MILT
               62 WOODMERE ROAD
               STAMFORD, CONNECTICUT  06905
               FACSIMILE  (203) 986-1522;


          WITH A COPY TO:

               DEWEY BALLANTINE LLP
               1301 AVENUE OF THE AMERICAS
               NEW YORK, NEW YORK 10019-6092
               ATTENTION: BRIAN J. MORRIS, ESQ.

               TELECOPIER: (212) 259-6333.

          IF TO THE ESCROW AGENT, TO:

               OLD NATIONAL TRUST COMPANY
               420 MAIN STREET
               EVANSVILLE, INDIANA 47708
               ATTENTION: SHANNON MARSHALL
               FACSIMILE:  812-461-9738;
               TELEPHONE: 812-461-9741


or to such other address as the parties hereto to whom notice is to be given may have furnished in writing to the other parties hereto. Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the next Business Day after the date when sent, (iii) in the case of telecopy transmission, when received, and (iv) in the case of mailing, on the third Business Day following that on which the piece of mail containing such communication is posted.

     Section 16.  COUNTERPARTS.

          This agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     Section 17.  GOVERNING LAW.

          THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. IT IS THE INTENTION OF THE PARTIES HERETO THAT THE SITUS OF THE ESCROW FUND BE AND IT SHALL BE ADMINISTERED IN THE STATE IN WHICH THE PRINCIPAL OFFICE OF THE ESCROW AGENT FROM TIME TO TIME ACTING HEREUNDER IS LOCATED.

     Section 18.   BENEFITS OF ESCROW AGREEMENT.

          All the terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Anything contained herein to the contrary notwithstanding, this Escrow Agreement shall not be assignable by any party hereto without the consent of the Parent, the Shareholder Party Representatives and the Escrow Agent; PROVIDED, HOWEVER, that the Parent may assign its rights hereunder to its lenders and their successors and assigns or any other financing source of the Parent, PROVIDED, FURTHER, HOWEVER, that no such assignment shall relieve the Parent from any of its obligations or liabilities hereunder.

     Section 19. MODIFICATION. This Escrow Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by each of the parties hereto.

     Section 20. DESCRIPTIVE HEADINGS. The descriptive headings in this Escrow Agreement are for convenience only and shall not control or affect the meaning or construction of any provision hereof.

     Section 21. ENTIRE AGREEMENT. This Escrow Agreement and the other agreements and documents referenced herein contain all the agreements among the parties with respect to the transactions contemplated hereby and supersede all prior agreements and understandings among the parties with respect thereto.

                                   * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be executed and delivered on the date first above written.

                            BERRY PLASTICS CORPORATION



                            By: /S/ JAMES KRATOCHVIL
                                  Name: James Kratochvil

                                  Title: Executive Vice President,
                                         Chief Financial Officer,
                                         Treasurer and Secretary



                            POLY-SEAL CORPORATION



                            By: /S/ MICHAEL C. LARNED
                                  Name: Michael C. Larned
                                  Title: Chairman of the Board


                            OLD NATIONAL TRUST COMPANY



                            By: /S/ SHANNON MARSHALL
                                  Name: Shannon Marshall
                                  Title: Corporate Accounts Officer


                            SHAREHOLDER PARTY REPRESENTATIVES



                            /S/ MICHAEL D. DE MILT
                            Michael D. de Milt



                            /S/ MICHAEL C. LARNED
                            Michael C. Larned

                                                                      EXHIBIT A




                             LETTER OF TRANSMITTAL

                                                                      EXHIBIT B



                                 SHAREHOLDERS

See Attached.

SHAREHOLDER                             CERTIFICATE #            NUMBER OF SHARES           Applicable
                                                                                            PERCENTAGE



Michael C. Larned and Michael D.     318                 534               534                0.05
deMilt, Trustees of The Evangela
del Sandys Burton Revocable Trust
u/a/d 11/1/89
c/o The Brooklyn Improvement Co.

Michael C. Larned and Michael D.     475               4,534             4,534                0.43
deMilt, Trustees of The Notrub
Credit Shelter Trust u/w/o John
R. Burton
c/o The Brooklyn Improvement Co.

John R. Burton, III                  339                 133
                                     340                 133               266                0.03

Michael D. deMilt, Trustee of The    493               2,209             2,209                0.21
Emily K. Larned Trust u/a/d
11/01/95
c/o The Brooklyn Improvement Co.

Michael D. deMilt, Trustee           422               1,219
Trust u/a/d 12/27/93                 446                 450
Marguerita S. Larned                 469                 540             2,209                0.21
c/o The Brooklyn Improvement Co.

Robert B. Hamill and Michael  C.     457               8,205             8,205                0.78
Larned, Trustees of The Robert B.
Hamill Trust u/a/d 6/20/ 97

Michael C. Larned, Trustee of The    311               2,129
Eric H. Litchfield Trust u/a/d       306               2,129             4,258                0.40
2/5/73
c/o Brooklyn Improvement Co.

Michael C. Larned, Trustee of The    321               3,947             3,947                0.38
Eric H. Litchfield Trust u/a/d
11/22/86
c/o Brooklyn Improvement Co.

Michael C. Larned, Trustee of The    428               8,205             8,205                0.78
Amelia H. Hopkins Trust u/a/d
8/25/85
c/o The Brooklyn Improvement Co.

Michael C. Larned, Trustee of The    332                 241
Ann L. Schofield Trust u/a/d         361                 273
08/29/90                             381                 280
c/o The Brooklyn Improvement Co.     417                 425
                                     437                 450
                                     460                 540             2,209                0.21

Michael C. Larned, Trustee of The    335                 241
Beatrice L. Larned Revocable         362                 273
Trust u/a/d 3/1/90                   382                 280
c/o The Brooklyn Improvement Co.     404                 425
                                     438                 450
                                     461                 540             2,209                0.21

Michael C. Larned, Trustee of The    336                 241
Matthew S. Litchfield Trust u/a/d    363                 273
12/27/79                             383                 280
c/o The Brooklyn Improvement Co.     405                 425
                                     439                 450
                                     462                 540             2,209                0.21

Michael C. Larned, Trustee of The    499               2,209             2,209                0.21
Gregory H. Litchfield Trust u/a/d
2/12/96
c/o The Brooklyn Improvement Co.

Michael C. Larned, Trustee of The    333                 241
William S. Litchfield Trust u/a/d    365                 273
10/31/81                             385                 280
c/o The Brooklyn Improvement Co.     407                 425
                                     441                 450
                                     464                 540             2,209                0.21

Michael C. Larned, Trustee of The    331                 241                                  0.21
Carolyn A. Schofield Trust u/a/d     366                 273
2/22/86                              386                 280
c/o The Brooklyn Improvement Co.     408                 425
                                     442                 450
                                     465                 540             2,209

Michael C. Larned, Trustee of The    328                 241
Jeremy S. Schofield Trust u/a/d      367                 273
6/1/87                               387                 280
c/o The Brooklyn Improvement Co.     409                 425
                                     443                 450
                                     466                 540             2,209                0.21

Michael C. Larned, Trustee of The    329                 241
Jonathan E. Schofield Trust u/a/d    368                 273
7/21/91                              388                 280
c/o The Brooklyn Improvement Co.     410                 425
                                     444                 450
                                     467                 540             2,209                0.21

Michael C. Larned, Trustee of the    330                 241
Julia K. Schofield Trust u/a/d       369                 273
10/15/82                             389                 280
c/o The Brooklyn Improvement Co.     411                 425
                                     445                 450
                                     468                 540             2,209                0.21

Pieter V. C. Litchfield              219               5,000
                                     316               3,400
                                     315               3,400
                                     326                 241
                                     360                 273
                                     380                 280
                                     402                 425
                                     436                 450
                                     459                 540            14,009                1.33

Sarah R. Litchfield and Michael      452               2,000             2,000                0.19
C. Larned, Trustees of The Sarah
R. Litchfield 1996 Revocable
Trust u/a/d 12/30/96
c/o The Brooklyn Improvement Co.

Christopher S. Litchfield            312               2,129
                                     305               2,129
                                     323               3,947             8,205                0.78

SHAREHOLDER                             CERTIFICATE #            NUMBER OF SHARES             Applicable
                                                                                              PERCENTAGE

Shirley A. Allen                     358                  25
                                     357                 200               225                0.02

John T. Brown                         11                 200
                                     153                 200               400                0.04

Charles W. Burgess                    54                 100
                                      55                 100
                                      56                 100
                                      57                 100
                                      58                 100
                                     154                 500             1,000                0.10

Betty H. Coons, Trustee of The       285               4,999             4,000                0.38
Betty H. Coons Survivor's Trust B
u/a/d 8/24/85

Nancy M. Chandler                    342                 300               300                0.03

Shirley D. Courtney                  492                 100
                                     126                 100
                                     159                 200
                                     491                 600             1,000                0.10

James A. Dowell, Jr.                 138                 250
                                     163                 250               500                0.05

William E. Freyer                    260                 400               400                0.04

Kenneth M. Gillman                   425                  50                50                0.00

Rose Hall                            131                  50
                                     168                  50               100                0.01

Eileen C. House                      495               1,000             1,000                0.10

Gilgod C. Iskelov                    232                 100
                                     235                 100               200                0.02

Earl H. Kahl                          34                 100
                                      71                 100
                                     120                 100
                                     141                  50
                                     171                 350               700                0.07

George M. Kresnosky                  474               1,250             1,250                0.12

John W. Limbach                       74                 250
                                      75                 250
                                     112                 200
                                     179                 700             1,400                0.13

Clara Longo                           78                 100
                                     183                 100               200                0.20

Karl G. Mauck                        237                 100
                                     297                 300               400                0.40

Harry Keith Myers                     99                 100
                                     100                 200
                                     140                 100
                                     253                 100
                                     254                 300
                                     212                 400             1,200                0.11

Mauro O'Brien                        341                 300               300                0.03

Catherine Owsianiecki                 77                 100
                                     189                 100               200                0.02

Patricia Rebbert                      42                 100               200                0.02
                                     192                 100

H.B.B. Robinson                       93                  66
                                     193                  66               132                0.01

H. Thomas Sharpe, Jr.                481               4,000
                                     455               2,000             6,000                0.57

Jeana M. Torzilli                    128                 100
                                     195                 100
                                     230                 200               400                0.04

Richard K. Wahl                      483                 228               228                0.02

Norman R. Warrell                    484                 750               750                0.07



TOTAL NUMBER OF AUTHORIZED SHARES:                               1,500,000
TOTAL NUMBER OF OUTSTANDING SHARES: 1,051,578
TOTAL NUMBER OF SHAREHOLDERS:                                    53

                                                                      EXHIBIT C



                                   [Date]




[Escrow Agent]

                    INSTRUCTIONS FOR RELEASE OF ESCROW FUND

Ladies and Gentlemen:

          Reference is made to the Escrow Agreement dated ____________, 2000 (the "ESCROW AGREEMENT"), among Berry Plastics Corporation, Poly-Seal Corporation, the Shareholder Party Representatives and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

          In accordance with Section 6(a)(i) of the Escrow Agreement, the undersigned hereby instructs you to disburse [indicate amount] from the [indicate relevant Escrow Fund(s)] to [indicate recipients].



                            BERRY PLASTICS CORPORATION


                            By:

                                  Name:
                                  Title:

                            SHAREHOLDER PARTY REPRESENTATIVES


                           ______________________________
                           Michael D. de Milt


                           _____________________________
                           Michael C. Larned

                                                                      EXHIBIT D



                                        [Date]

[ESCROW AGENT]








                         NOTICE OF CERTIFIED JUDGMENT

Gentlemen:

          Reference is made to the Escrow Agreement dated ____________, 2000 (the "ESCROW AGREEMENT"), among Berry Plastics Corporation, Poly-Seal Corporation, the Shareholder Party Representatives and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

          In accordance with [Section 9(b)(ii)/Section 9(c)(ii)] of the Escrow Agreement, the undersigned hereby instructs you to disburse from the [Escrow Holdback Fund/Estimated Adjustment Fund] to the persons named in the final court judgment (a certified copy of which is attached hereto) the amounts set forth therein.

                            BERRY PLASTICS CORPORATION



                            By:_____________________________
                                  Name:
                                  Title:

                                  -or-

                            SHAREHOLDER PARTY REPRESENTATIVES


                            _____________________________
                            Michael D. de Milt


                            _____________________________
                            Michael C. Larned

                                                                      EXHIBIT E



                                        [Date]

[ESCROW AGENT]







                               NOTICE OF APPEAL

Gentlemen:

          Reference is made to the Escrow Agreement dated ____________, 2000 (the "ESCROW AGREEMENT"), among Berry Plastics Corporation, Poly-Seal Corporation, the Shareholder Party Representatives and you. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Escrow Agreement.

          In accordance with [Section 9(b)(ii)/Section 9(c)(ii)] of the Escrow Agreement, the undersigned hereby instructs you not to disburse from the [Escrow Holdback Fund/Estimated Adjustments Fund] to the persons named in the court judgment certified to you as final pursuant to a notice dated _________, 20___ . This judgment is or can and will be appealed.

                            BERRY PLASTICS CORPORATION


                            By:_____________________________
                                  Name:
                                  Title:

                                  -or-

                            SHAREHOLDER PARTY REPRESENTATIVES


                            _____________________________
                            Michael D. de Milt


                            _____________________________
                            Michael C. Larned

                                                                EXHIBIT F


                            WIRE INSTRUCTIONS

                              See Attached.